Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 27, 1997


                                  Moovies, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or other Jurisdiction of Incorporation)


                 0-26526                              57-1012733
          (Commission File Number)        (I.R.S. Employer Identification No.)


      201 Brookfield Parkway, Suite 200
          Greenville, South Carolina                               29609
   (Address of Principal Executive Offices)                      (Zip Code)


                                 (864) 213-1700
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)


486445.1

                                TABLE OF CONTENTS

                                    FORM 8-K

                                October 27, 1997


Item                                                                  Page
----                                                                  ----

Item 5.  Other Events

         Amendment,  dated as of October 27,  1997,  to Agreement
         and Plan of Merger by and among Video Update,  Inc., VUI
         Merger Corp. and Moovies, Inc., dated as of July 9, 1997       3



Item 7.  Financial Statements and Exhibits                              3

Signature                                                               5

Exhibits                                                                6











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Item 5.  Other Events

AMENDMENT, DATED AS OF OCTOBER 27, 1997, TO AGREEMENT AND PLAN OF MERGER BY AND AMONG VIDEO UPDATE, INC., VUI MERGER CORP. AND MOOVIES, INC. DATED AS OF JULY 9, 1997.

         Video Update, Inc. ("Video Update"), VUI Merger Corp., a wholly owned subsidiary of Video Update (the "Subsidiary"), and Moovies, Inc., a Delaware corporation ("Moovies"), entered into an Amendment dated as of October 27, 1997 (the "Amendment") to the Agreement and Plan of Merger dated as of July 9, 1997 (collectively, with the Amendment, the "Merger Agreement"), which contemplates a merger of the subsidiary with and into Moovies (the "Merger") in a tax-free reorganization, whereby the Moovies stockholders will receive shares of Class A Common Stock of Video Update in exchange for their capital stock in Moovies. The Merger will become effective subject to the terms and conditions of the Merger Agreement, including, but not limited to, the approval of the stockholders of Video Update and the stockholders of Moovies, of which no assurance can be given. The description of the Merger Agreement contained herein is qualified in its entirety by reference to (a) the Amendment, attached as Exhibit 2.1 and incorporated herein by reference and (b) the Agreement and Plan of Merger dated as of July 9, 1997, attached as Exhibit 2 to the Moovies Form 8-K dated July 9, 1997, incorporated herein by reference.

         Due to the prior approval of the Agreement by the Board of Directors of the Registrant, the transactions contemplated by the Agreement will not cause the outstanding Rights of the Registrant, as described in the Shareholder Protection Rights Agreement (filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated December 20, 1996), to become exercisable.

         Matters discussed herein, including any discussion of or impact, expressed or implied, on Moovies' anticipated operating results and future earnings per share contain forward-looking statements that involve risks and uncertainties. Moovies' results may differ significantly from the results indicated by such forward-looking statements. The acquisition is subject to several conditions, including bank approvals for both companies. No assurances can be given that the above described acquisition will be completed, on a timely basis, if at all. In addition, if the acquisition is completed, no assurance can be given that Video Update will be successful in timely integrating and managing the operating, purchasing, marketing and management information systems of the two companies or that Video Update will be able to hire, train, retrain and assimilate selected individuals employed at acquired stores. Additionally, Video Update's and Moovies' operating results may be affected by many factors, including but not limited to, variations in the number and timing of store openings and acquisitions, weather (particularly on weekends and holidays), the public acceptance of new release titles available for rental, competition, marketing programs, special or unusual events and other events and other factors that may affect retailers in general. These and other risks are detailed from time to time in Moovies' SEC reports, including Form 10K for the year ended December 31, 1996.

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Item 7.  Financial Statements and Exhibits

         a.       Financial statements of business acquired.

                  Not applicable

         b.       Pro forma financial information.

                  Not applicable

         c.       Exhibits.

                  The following exhibits are filed with this report.


                  Exhibit No.         Title
                  -----------         -----

                  2.1* Amendment dated as of October 27, 1997 to Agreement and Plan of Merger by and among Video Update, Inc., VUI Merger Corp. and Moovies, Inc., dated as of July 9, 1997.

                  99.1                Press Release.

-------------------------
         *In accordance with Item 601(b)(2) of Regulation S-K, the Schedules have been omitted. There is a list of Schedules at the end of the Exhibit, briefly describing them. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Moovies, Inc.



Dated:  November 3, 1997              By:/s/ John L. Taylor
                                         -----------------------

                                         John L. Taylor
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                                 Title
------------                            -------------


2.1* Amendment dated as of October 27, 1997 to Agreement and Plan of Merger by and among Video Update, Inc., VUI Merger Corp., and Moovies, Inc., dated as of July 9, 1997

99.1              Press Release

------------------------
         *In accordance with Item 601(b)(2) of Regulation S-K, the Schedules have been omitted. There is a list of Schedules at the end of the Exhibit, briefly describing them. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.


451906.2


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
                           EXHITIT 2.1




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